UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Lexicon Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Technology Forest Blvd., 11th Floor

The Woodlands, Texas 77381

(Address of principal executive offices and Zip Code)

(281) 863-3000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	LXRX	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 6, 2025, Lexicon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), in connection with its previously announced Open Market Sale AgreementSM, dated December 29, 2023 (the “Agreement”), with Jefferies LLC, as sales agent, pursuant to which the Company may offer and sell, from time to time, through Jefferies, shares of its common stock, par value $0.001, having an aggregate sales price of up to $75,000,000 (the “Shares”), filed a prospectus supplement (the “prospectus supplement”) to its Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2024, and declared effective by the SEC on August 15, 2024 (File No. 333-281208) with the SEC (the “Registration Statement”) with respect to the offer and sale of the Shares from time to time pursuant to the Agreement.

The prospectus supplement contained an inadvertent statement that Ernst & Young LLP (“EY”), independent auditors of the Company’s consolidated financial statements, had audited the effectiveness of the Company’s internal control over financial reporting as of December 31, 2024. As a smaller reporting company and a non-accelerated filer, the Company is exempt from the requirement to have an independent audit performed with respect to internal control over financial reporting, and, accordingly, EY did not (and was not required to) audit the effectiveness of such internal controls (and no such audit was contained in EY’s report incorporated by reference into the Registration Statement).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: November 10, 2025	By:	/s/ Brian T. Crum
Brian T. Crum
Senior Vice President and General Counsel